Equity Incentive Plan	6 Months Ended
Jun. 30, 2013
Equity Incentive Plan [Abstract]
Equity Incentive Plan
17.      Equity Incentive Plan:

The Company measures stock-based compensation cost at grant date, based on the estimated fair value of the award which is determined by the closing price of the Company's common stock traded on the NYSE on the grant date, and recognizes the cost as expense on a straight-line basis (net of estimated forfeitures) over the requisite vesting period. The expense is recorded in the general and administrative expenses in the accompanying condensed consolidated statements of income. Aegean is incorporated in a non-taxable jurisdiction and accordingly, no deferred tax assets are recognized for these stock-based incentive awards.
      All grants of non-vested stock issued under the 2006 Plan are subject to accelerated vesting upon certain circumstances set forth in the 2006 Plan.
      The following table summarizes the status of the Company's non-vested shares outstanding for the six months ended June 30, 2013:

	Non-vested Stock	Weighted Average Grant Date Market Price
January 1, 2013	995,152	10.44
Awarded	665,000	6.30
Vested	(95,271	)9.04
Forfeited	(4,379	)7.31
June 30, 2013	1,560,502	8.77

Total compensation cost of $1,926 was recognized and included in the general and administrative expenses in the accompanying condensed consolidated statement of income for the six months ended June 30, 2013.
      As of June 30, 2013, there was $6,715 of total unrecognized compensation cost related to share-based compensation awards, which is expected to be recognized as compensation expense over a weighted average period of 1.9 years as follows:

Amount
July 1 to December 31, 2013	2,481
2014	2,750
2015	1,163
2016	321
6,715